EXHIBIT 99.1

 Investor Presentation  Q2 2021

 Disclosure Slide  These materials are provided for informational purposes only, and under no circumstances may any information contained herein be construed as investment advice or as an offer to sell or a solicitation of an offer to buy an interest in any Modiv program or offering. Alternative investments, such as an investment in Modiv or any Modiv program or offering, are speculative and involve substantial risks, including illiquidity and complete loss of invested capital, and there are no guarantees that assets will appreciate in value or that dividends will be paid. Such investments may not be suitable for all investors. Forward-Looking StatementsCertain statements contained herein, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, Section 21E of the Exchange Act and other applicable law. Such statements include, in particular, statements about being a tech-enabled asset manager, durable cashflow, long-term growth potential, innovation, potential lease extensions, expenses related to operating a public company, value appreciation, durability of our real estate portfolio, estimated net asset value, performance of the net lease sector, real estate as an inflation hedge, availability of favorable financing, impacts of COVID-19, occupancy and rent collections, and market and portfolio outlook including new investment opportunities. Therefore, such statements are not guarantees of future results and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Accordingly, we make no representation or warranty, express or implied, about the accuracy of any such forward-looking statements contained hereunder. Except as otherwise required by federal securities laws, we undertake no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, whether as a result of new information, future events or otherwise.Modiv Inc. is not affiliated with, associated with, or a sponsor of any of the businesses pictured or mentioned in this presentation. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

MODIV

Multiple Levers of Value Creation

Within a single ownership structure, Modiv provides individual investors access to a tech-enabled real estate asset manager with long-term growth potential driven by innovation and investor alignment.

MODIV

Real Estate Investments

Portfolio of income producing assets provides durable cash flow and long-term upside potential

Income + Growth

Investment Manager

Manager of alternative real estate products to provide revenue to Modiv and increase franchise value

Income + Growth

Crowdfunding Platform

Fintech platform magnifies access to investors and offers scalable and economical capital raise capabilities

Growth

Venture Capital Investments

Proptech and fintech related venture capital investments designed to create meaningful capital appreciation

Growth

Securities offered through North Capital Private Securities | Member FINRA / SIPC

2

Modiv by the Numbers

As of June 30, 2021

38
commercial properties



12 retail | **14** office | **12** industrial

$400+ million
assets under management

2.3 million
SF of leasable space

67% investment grade
rated tenants

7,500+
investors

$38.5M dividends
paid since inception [2]

$0
fees [3]

1. Investment grade rating on long-term debt is determined by a nationally recognized rating agency.
2. Total distributions for Modiv's Class C and S shares combined from inception through 6/30/21.
3. Modiv charges no fees, although certain expenses related to operating a public company apply.

Securities offered through North Capital Private Securities | Member FINRA / SIPC

3

 Investments Overview

 Durable Real Estate Portfolio   Properties  38  Square Footage (msf)  2.3  Total Tenants  31  Annualized Base Rent ($m)  $29.3  Top Ten Tenants (% of ABR)  55%  Tenant Industries  13  Occupancy (%)  100%  Cash Rent Collection (% of ABR)  100%  Investment Grade-Rated1 (% of ABR)  67%  Contractual Rent Bumps (% of ABR)  89%  Average Lease Term Remaining (years)   5.6  Leverage (% of asset value)  49%  Weighted Average Interest Rate  4.2%  Net Asset Value per share  $26.05   Implied Cap Rate  7.2%  Diversified by Geography, Property Type and Sector    IndustrialOfficeRetail      As of June 30, 2021  1. Investment grade rating on long-term debt is determined by a nationally recognized rating agency.

 Key Portfolio Metrics  Top 5 Tenantsby Annual Base Rent  8.7% (S&P A)  7.7% (NR)  7.7% (S&P A+)  5.3% (S&P AA-)  5.5% (NR)  As of June 30, 2021  Modiv Inc. is not affiliated with, associated with, or a sponsor of any of the businesses pictured or mentioned above. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.   1. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.  Lease DurationWeighted Average Lease Duration: 5.6 Years  Industry Breakdown  Property Type  Investment Grade1

MODIV

Recent Real Estate Activity

1 Leasing

- Extended City of San Antonio Early Childhood Education Municipal Development Corp. for an eight-year term; represented our lone 2021 expiration.

2 Financing

- Two properties were re-financed totaling approximately $13M of proceeds with a weighted average rate of 3.35% and ten years of term to maturity.

3 Disposition

- Opportunistic sale of an industrial property in the Austin MSA; pricing came in above our independently appraised value.[1]

4 Acquisition

- Purchase of a reputable quick-service restaurant brand in San Antonio. The property has over six-years of lease term remaining and is situated adjacent to a high-school and hospital.[1]

PreK Education Center
San Antonio, TX



Eight-year lease renewal

Dana Incorporated Cedar Park, TX



Asset sale

L3 Carlsbad, CA
Northrop Grumman Melbourne, FL



Re-financed

Raising Cane's San Antonio, TX



Acquisition

1. Transaction was completed subsequent to Q2 2021.

Securities offered through North Capital Private Securities | Member FINRA / SIPC

7

 Q2 Earnings  2Q quarter-end earnings above prior year due to: Reduced share count from redemption activity Interest expense savings from recent debt re-financingContractual rent escalators   AFFO per Share1  1. Refer to 10Q filing with the SEC.     We are pleased with our 2Q21 results. Earnings benefited from rent escalators, lower financing costs and reduced share count.  Raymond PaciniChief Financial Officer

 Quarterly Estimated NAV  1. Estimated per share NAVs reflect the 1:3 reverse stock split effective February 1, 2021.    $26.05Estimated NAV per shareAs of June 30, 2021  13%Increase year-to-date        Net Asset Value per Share (April 2020)   $21.01   Real Estate  $2.00  Cash   $0.65  Other Assets  ($0.83)  Total Real Estate and Assets  $22.83   Decrease in Debt  $1.88  Decrease in Other Liabilities  $0.28  Total Debt and Other Liabilities  $2.16  Decrease in Shares  $1.06  Net Asset Value per Share (June 2021)  $26.05  NAV Analysis1  As of 6/30/2021. Cushman and Wakefield independent appraisal.    Continued increases in our NAV reflects a combination of a favorable operating and interest rate environment and positive impact from portfolio management initiatives.  Mitchell GermainChief Capital Officer

 Investment Overview  As of June 30, 2021  Share Price (NAV)  $26.05  Dividend1  $1.05/share  Annualized Distribution Rate1  4.0%  Shares Outstanding  8.8 mm  Distributions Paid Since Inception1  $38.5 mm  1. There is no guarantee that distributions will be paid.  On August 17, 2021, Modiv’s Board of Directors approved a $0.10 per share dividend increase to $1.15 per share effective October 1, 2021, which will increase the distribution rate to 4.4%.1

 Quarterly Commentary

Market & Portfolio Outlook

We continue to believe net-lease real estate will perform strongly, particularly necessity retail, industrial/flex R&D, and highly-amenitized essential office; all represent hallmarks of Modiv's operating portfolio.
– William Broms, Chief Investment Officer

Market Outlook

- Real estate remains an exceptional hedge against inflation, supporting both rising rents and asset prices
- The financing environment remains highly favorable as debt is attractively priced and readily accessible
- Easing of pandemic restrictions have benefited retail, as foot traffic has improved, though office plans continue to be re-evaluated given impact of the Delta variant

Portfolio Outlook

- Portfolio operating trends remain healthy, with occupancy and rent collections at 100%
- 2021 lease expirations have been fully addressed; discussions underway with all 2022 lease expirations[1]
- Acquisition pipeline is robust with opportunities across the retail and industrial landscape[1]



David Collins
Chief Property Officer



William Broms
Chief Investment Officer

1. There is no guarantee that these transactions will be consummated.

Securities offered through North Capital Private Securities | Member FINRA / SIPC

12

MODIV

Modiv Quarterly Update

Highlights

- **Raising dividend to $1.15** (previous $1.05) effective October 1, 2021 | new rate represents an approximate 9.5% increase and 4.4% yield on our most recent NAV
- Established a **$26.05 NAV per share, ~6% increase** from prior quarter | portfolio continues to benefit from healthy operating environment, low interest rates and asset sales above appraised values
- Opportunistic **sale of an industrial property in Austin submarket** | net proceeds were ~16% above value held in our previous NAV
- Making progress on **2022 lease expirations** | 13% of total rents scheduled to expire across five leases
- Acquired a reputable quick-service restaurant brand[1] | Raising Cane's posted 17.5% national same-store sales growth in 2020 according to *Nation's Restaurant News*



Aaron Halfacre
Chief Executive Officer

I am pleased with strategic plan progress throughout the quarter. We continue to focus on growing our cash flows through active portfolio management and acquisitions, while leveraging our technology to grow AUM.

1. Transaction was completed subsequent to Q2 2021.

Securities offered through North Capital Private Securities | Member FINRA / SIPC
13

 Appendix

MODIV

Executive Team

Seasoned Management Team

- *Over 25 years average real estate experience*
- *$25B+ of real estate M&A experience*
- *Taken several companies public*
- *Expertise in capital markets and investor communications*

Management

Name	Title	Years of Relevant Experience
Ray Wirta	Chairman	50
Aaron Halfacre	Chief Executive Officer	25
Ray Pacini	Chief Financial Officer	40
Bill Broms	Chief Investment Officer	19
Mitchell Germain	Chief Capital Officer	20
David Collins	Chief Property Officer	35
Sandra Sciutto	Chief Accounting Officer	33
John Raney	Chief Legal Officer	12
Jennifer Barber	Chief Operating Officer	6
John Bacon	Chief Marketing Officer	30

Securities offered through North Capital Private Securities | Member FINRA / SIPC

15

Board of Directors

Board Offers Wealth of Experience

- *~40 years average experience*
- *Significant public and capital markets experience*
  - *Affiliated companies include CBRE, Morgan Stanley, Merrill Lynch, Equity Commonwealth, Washington Real Estate Investment Trust, Porch.com*
- *Non-staggered Board*

Board of Directors

Name	Title	Years of Experience	Relevant Firm
Ray Wirta	Chairman	50	CBRE Irvine Company
Aaron Halfacre	CEO	25	Blackrock, Inc. Cole REIT
Joe Hanauer	Independent Director	50	Grubb & Ellis Porch.com
Adam Markman	Independent Director	30	Equity Commonwealth Green Street Adv.
Curtis McWilliams	Independent Director	40	Merrill Lynch Truststreet Prop.
Thomas Nolan	Independent Director	40	Spirit Realty Capital WashREIT
Jeffrey Randolph	Independent Director	40	Morgan Stanley

Securities offered through North Capital Private Securities | Member FINRA / SIPC

16

MODIV

Investments

As of June 30, 2021

Property	City, State	Product Type	Sq.Ft.	Investment Grade[1]	Purchase Date
3M	DeKalb, IL	Industrial	410,400	Y	3/29/2018
Accredo Health	Orlando, FL	Office	63,000	Y	6/15/2016
Amec Foster Wheeler	San Diego, CA	Industrial	37,449	N	7/20/2016
AvAir	Chandler, AZ	Industrial	162,714	N	12/28/2017
Bon Secours Health System	Richmond, VA	Office	72,890	Y	10/31/2018
Costco Wholesale	Issaquah, WA	Office	97,191	Y	12/20/2018
Cummins, Inc.	Nashville, TN	Office	87,230	Y	4/4/2018
Dana Incorporated	Leander, TX	Industrial	45,465	N	12/27/2016
Dollar General	Bakersfield, CA	Retail	18,827	Y	11/10/2015
Dollar General	Big Spring, TX	Retail	9,026	Y	11/4/2016
Dollar General	Castalia, OH	Retail	9,026	Y	11/4/2016
Dollar General	Lakeside, OH	Retail	9,026	Y	11/4/2016
Dollar General	Litchfield, ME	Retail	9,026	Y	11/4/2016
Dollar General	Mt. Gilead, OH	Retail	9,026	Y	11/4/2016
Dollar General	Thompsontown, PA	Retail	9,100	Y	11/4/2016
Dollar General	Wilton, ME	Retail	9,100	Y	11/4/2016
Dollar Tree	Morrow, GA	Retail	10,906	Y	4/22/2016
EMCOR Facilities	Cincinnati, OH	Office	39,385	Y	8/29/2017
exp Global	Maitland, FL	Office	33,118	N	3/27/2017

1. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.

(Cont'd)

Securities offered through North Capital Private Securities | Member FINRA / SIPC

17

MODIV

Investments (cont'd)

As of June 30, 2021

Property	City, State	Product Type	Sq.Ft.	Investment Grade[1]	Purchase Date
FUJIFILM Dimatix (72.71%)	Santa Clara, CA	Industrial	91,740	Y	9/28/2017
Gap	Rocklin, CA	Office	40,110	N	12/1/2016
GSA - Mine Safety & Health	Vacaville, CA	Office	11,014	Y	4/5/2016
Harley Davidson	Bedford, TX	Retail	70,960	N	4/13/2017
Husqvarna	Charlotte, NC	Industrial	64,637	Y	11/30/2017
Illinois Tool Works	El Dorado Hills, CA	Industrial	38,500	Y	8/18/2016
L3 Communications	Carlsbad, CA	Industrial	46,214	Y	12/23/2016
Levins Sacramento	Sacramento, CA	Industrial	76,000	N	8/20/2015
Northrop Grumman	Melbourne, FL	Office	107,419	Y	3/7/2017
Omnicare	Richmond, VA	Industrial	51,800	Y	7/20/2017
PMI Preclinical	San Carlos, CA	Industrial	20,800	Y	12/9/2015
PreK Education Center	San Antonio, TX	Retail	50,000	Y	4/8/2016
Solar Turbines	San Diego, CA	Office	26,036	Y	7/20/2016
Sutter Health	Rancho Cordova, CA	Office	106,592	Y	3/15/2017
Taylor Farms	Yuma, AZ	Industrial	216,727	N	10/24/2019
Texas Health Resources	Dallas, TX	Office	38,794	Y	9/13/2018
Walgreens	Santa Maria, CA	Retail	14,490	Y	6/29/2017
Williams Sonoma	Las Vegas, NV	Office	35,867	N	6/22/2017
Wyndham	Las Vegas, NV	Office	41,390	N	6/22/2017
Totals			2,290,995	67%	-

1. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.

Securities offered through North Capital Private Securities | Member FINRA / SIPC

18

www.modiv.com | 888.686.6348120 Newport Center Drive | Newport Beach, CA 92660  Securities offered through North Capital Private Securities | Member FINRA / SIPC